                                                                    Exhibit 10.3


THIS WARRANT AND THE SHARES OF COMMON STOCK THAT ARE ISSUABLE UPON EXERCISE OF THE WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

            WARRANT TO PURCHASE 20,700 SHARES OF CLASS A COMMON STOCK
             (INCLUDING ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                            PLACEMENT AGENT'S WARRANT

                               Dated: May 9, 2002

         This certifies that DP Securities, Inc. (herein sometimes called the "Placement Agent") or its permitted transferee (the Placement Agent or any such transferee is sometimes herein called the "Holder") is entitled to purchase from BIOPURE CORPORATION, a Delaware corporation (the "Company"), at the price and during the period as hereinafter specified, up to 20,700 shares, including associated preferred stock purchase rights under that certain Rights Agreement (the "Rights Agreement") dated as of as of September 24, 1999 between the Company and American Stock Transfer & Trust Company, as Rights Agent (such shares collectively with such associated rights, the "Shares") of Class A common stock, $0.01 par value per share, of the Company (the "Common Stock") at a purchase price of $7.67 per share (equal to the closing price of a Share, as reported on The Nasdaq Stock Market on the Closing Date (as defined below) subject to adjustment as described below (as so adjusted from time to time, the "Exercise Price"), at any time during the three (3) year period commencing one
(1) year from the Closing Date. "Closing Date" means May 9, 2002.

         This Placement Agent's Warrant (the "Placement Agent's Warrant") is issued pursuant to an Engagement Letter, dated April 1, 2002, by and between the Company and DP Securities, Inc., as Placement Agent, in connection with a public offering, through the reasonable best efforts of the Placement Agent, of 690,000 Shares as therein described. Except as specifically otherwise provided herein, the Shares issued pursuant to the Placement Agent's Warrant shall bear the same terms and conditions as described under the caption "Description of Capital Stock" in the prospectus supplement except that the Holder shall have registration rights under the Securities Act of 1933, as amended (the "Act"), for the Shares issuable pursuant the Placement Agent's Warrant as more fully described in Section 6 herein.

         1. The rights represented by the Placement Agent's Warrant shall be exercisable at the Exercise Price, and during the periods as follows:

                   (a) During the period from the Closing Date to and through May 8, 2003 (the "First Anniversary Date"), inclusive, the Holder shall have no right to purchase any Shares hereunder.

                   (b) At any time and from time to time between May 9, 2003 and May 8, 2006, (the expiration of four (4) years from the Closing Date, i.e. the "Expiration Date") inclusive, the Holder shall have the right to purchase Shares hereunder at the Exercise Price.

                   (c) After the Expiration Date, the Holder shall have no right to purchase all or any portion of the Shares hereunder.

         2. (a) The rights represented by the Placement Agent's Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Placement Agent's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Section 6 and subsections (b), (c) and (d) of Section 7 hereof. The Placement Agent's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Placement Agent's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for the Shares shall be issuable upon such exercise shall become the holder or holders of record of such Shares at that time and date. The Shares and the certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Placement Agent's Warrant shall have been so exercised.

                   (b) Notwithstanding anything to the contrary contained in
Section 2(a), the Holder may elect to exercise this Placement Agent's Warrant in whole or in part on a "cashless exercise basis" by receiving Shares equal to the value (as determined below) of this Placement Agent's Warrant, or any part hereof, upon surrender of the Placement Agent's Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                   X =  Y(A-B)
                                       --------
                                          A

         Where       X =  the number of Shares to be issued to the Holder;

                     Y =  the number of Shares issuable upon exercise
                       of this Placement Agent's Warrant;

                           A = the current fair market value of one share
                               of Common Stock (determined in the same
                               manner as the "current market price per
                               share of Common Stock" is to be determined pursuant to Section 8(e) of this Placement Agent's Warrant);

                           B = the Exercise Price.

         3. (a) The Placement Agent's Warrant shall not be sold, transferred, assigned, or hypothecated for a period of one year commencing on the Closing Date except that it may be transferred to successors of the Holder.

                   (b) Any transfer of this Placement Agent's Warrant shall be effected by the Holder by (i) executing the0 form of assignment at the end hereof and (ii) surrendering the Placement Agent's Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, accompanied by (x) a written instrument of transfer in form reasonably satisfactory by the Company, duly executed by the registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact, (y) a certificate (signed by an officer of the Holder if the Holder is a corporation) stating that each transferee is a permitted transferee under this Section 3; and
(z) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that this Placement Agent's Warrant or the Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act of 1933, as amended (the "Act"). Upon original issuance thereof, and until such time as the same shall have been registered under the Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation), each certificate representing the Placement Agent's Warrant or any part thereof shall bear the following legend, unless in the opinion of counsel to the Company such legend is no longer required by the Securities Act:

         THIS WARRANT AND THE SHARES OF COMMON STOCK THAT ARE ISSUABLE UPON EXERCISE OF THE WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Upon any transfer of this Placement Agent's Warrant or any part thereof in accordance with the first sentence of this Section 3(b), the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Placement Agent's Warrant or

Warrants of like tenor and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder at such time.

                  (c) Any attempted transfer of this Placement Agent's Warrant or any part thereof in violation of this Section 3 shall be null and void ab initio.

         4. The Company covenants and agrees that all Shares which may be purchased hereunder will, upon issuance and delivery against payment therefor of the requisite purchase price, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the periods within which the Placement Agent's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Placement Agent's Warrant.

         5. The Placement Agent's Warrant shall not entitle the Holder to any voting rights or other rights, including without limitation notice of meetings of other actions or receipt of dividends, as a stockholder of the Company.

         6. (a) Except as provided in Section 6(b), the Company shall advise the Holder or its permitted transferee, whether the Holder holds the Placement Agent's Warrant or has exercised the Placement Agent's Warrant and holds Shares, by written notice at least four weeks prior to the filing of any new registration statement thereto under the Act, covering any equity securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable form), and will, during the three (3) year period from the First Anniversary Date, upon the request of the Holder, include in any such new registration statement (the "Registration Statement") such information as may be required to permit a public offering of, all or any of the Shares underlying the Placement Agent's Warrant (the "Registrable Securities").

                  (b) At any time during the three (3) year period beginning on the First Anniversary Date, a 50% Holder (as defined below) may request, on one occasion, that the Company register under the Act any and all of the Registrable Securities held by such 50% Holder, at the Company's expense (except as provided below). Upon the receipt of any such notice, the Company will promptly, but no later than four weeks after receipt of such notice, file a post-effective amendment to any existing registration statement or a new registration statement pursuant to the Act (such post-effective amendment or new registration statement, a "Demand Registration Statement"), so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company shall, subject to Section 6(h), use reasonable best efforts to cause such Demand Registration Statement to become effective (including the taking of such reasonable steps as are necessary to obtain the removal of any stop order) within 120 days after the receipt of such notice, provided, that such 50% Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% Holder may, at its option, request the registration of any of Registrable Securities in a registration statement made by the Company as contemplated by Section 6(a) or in connection with a request made pursuant to this

Section 6(b), in either case prior to acquisition of the Shares issuable upon exercise of the Placement Agent's Warrant. Subject to Section 6(h), within ten days after receiving any such notice pursuant to this Section 6(b), the Company shall give notice to any other Holders of the Placement Agent's Warrant, advising that the Company is proceeding with such Demand Registration Statement and offering to include therein, pursuant to Section 6(a), the Shares underlying that part of the Placement Agent's Warrant held by the other Holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing.

                 (c) The term "50% Holder" as used in this Section 6 shall mean one or more Holders of this Placement Agent's Warrant or the Shares underlying this Placement Agent's Warrant that, together with one or more holders of the Company's warrant issued April 23, 2002 (the "April 23 Warrant") or shares of Common Stock issuable upon exercise of the April 23 Warrant, hold (assuming the exercise in full of this Placement Agent's Warrant and the April 23 Warrant held by such persons) a number of shares of Common Stock issued or issuable upon exercise of this Placement Agent's Warrant or the April 23 Warrant that is at least 50% of the sum of the number of Shares issuable upon exercise in full of this Placement Agent's Warrant (as such number may be adjusted from time to time pursuant to Section 8 of this Placement Agent's Warrant) and the number of shares of Common Stock issuable upon exercise in full of the April 23 Warrant (as such number may be adjusted from time to time pursuant to Section 8 of the April 23 Warrant).

                 (d) For so long as the Registrable Securities included in any Registration Statement or Demand Registration Statement remain unsold, but in any event not longer than 270 days after the date of effectiveness of such Registration Statement or Demand Registration Statement (plus the number of days, if any, that such Registration Statement or Demand Registration Statement has been suspended pursuant to the provisions of Section 6(h)), the Company shall, subject to Section 6(h), (i) maintain the effectiveness of such Registration Statement or Demand Registration Statement; (ii) timely file all reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder; (iii) file such post-effective amendments to the Registration Statement or Demand Registration Statement as may be necessary so that the Registration Statement or Demand Registration Statement does not contain any misstatement of a material fact or omit to state any material fact required to make the statements therein not misleading; (iv) supply prospectuses and such other documents as any Holder whose Registrable Securities are included in such Registration Statement or Demand Registration Statement may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; (v) use its reasonable best efforts to register and qualify any of the Registrable Securities for sale in such jurisdictions within the United States (x) as any such Holder designates and (y) with respect to which the Company obtained a qualification in connection with its initial public offering, provided that the nothing in this clause (v) shall require the Company to qualify to do business as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not otherwise so qualified or required to file such a consent at the time; and (vi) do any and all other acts and things which may be necessary or desirable to enable any such Holder to consummate the public sale or other disposition of the Registrable Securities included in the Registration Statement or Demand Registration Statement, all at no expense to such Holder or the Placement Agent (except as provided in the immediately following sentence). All costs and expenses in connection with any Registration Statement or Demand Registration Statement shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any other advisors retained by them and any underwriting discounts or sales or other commissions applicable to any of the Registrable Securities sold by them. In connection with any Registration Statement or Demand Registration Statement, the Company shall furnish indemnification in the manner provided in Section 7 hereof, and each Holder whose Registrable Securities are included therein shall furnish information and indemnification in the manner provided in Section 7. Subject to Section 6(g), the Company shall have the right to include additional shares of Common Stock to be issued and sold by the Company in any Demand Registration Statement.

                 (e) Notwithstanding the foregoing set forth in this Section 6, the Company shall not be required to include in any Registration Statement or any Demand Registration Statement any Registrable Securities which in the opinion of counsel to the Company (which opinion is reasonably acceptable to counsel to the Placement Agent) would be saleable immediately without restriction or limitation under Rule 144 (or its successor) if the Placement Agent's Warrant was exercised pursuant to Section 2(b) herein.

                 (f) If any registration pursuant to this Section 6 is in the form of an underwritten offering, the Company will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering. The Company shall (together with each Holder whose Registrable Securities are included in such offering) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, and upon such withdrawal the original request of such Holder to cause Registrable Securities to be registered shall not be deemed to constitute a request for registration pursuant to Section 6(b), provided that the withdrawal of one or more Holders shall not affect the determination of whether any request made pursuant to Section 6(b) was made by a 50% Holder, and provided further that if all Holders who have requested inclusion of their shares in a Demand Registration pursuant to Section 6(b) withdraw their Registrable Securities, then, notwithstanding anything to the contrary in this Placement Agent's Warrant, any Holders who request registration of Registrable Securities pursuant to Section 6(b) in the future shall be responsible for and pay all expenses incurred by the Company in connection with such future registration..

                 (g) (i) In the event that any registration pursuant to Section 6(a) shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises in writing that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Registration Statement, then priority for including shares of Common Stock in the Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the Company and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to the Holders requesting registration of their Registrable Securities and each other person who has requested inclusion of shares of Common Stock pursuant to a "piggyback" registration right, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them. (ii) In the event that any registration pursuant to Section 6(b) shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises in writing that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Demand Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Demand Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Demand Registration Statement, then priority for including shares of Common Stock in the Demand Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the 50% Holder and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to the Company and each other person (including any Holder who is not a 50% Holder and who requests inclusion of Registrable Securities in the Demand Registration Statement pursuant to
Section 6(a)) who has requested inclusion of shares of Common Stock pursuant to a "piggyback" registration right, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them.

                 (h) In any registration initiated by the Company or by any person having "demand" registration rights (other than a 50% Holder exercising such rights pursuant to Section 6(b)) in which Holders request inclusion of their Registrable Securities pursuant to Section 6(a), if at any time after giving notice of its intention to register securities and prior to the effective date of the Registration Statement the Company or such other person shall determine for any reason not to register or to delay registration of it securities, the Company may, at its election, give written notice of such determination to each Holder that has requested inclusion of Registrable Securities in the Registration Statement and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. If (i) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Act, the Company discovers that, or any event occurs as a result of which, the prospectus (including any supplement thereto) included in any Registration Statement or Demand Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(ii) the Commission issues any stop order suspending the effectiveness of any Registration Statement or proceedings are initiated or threatened for that purpose, then the Company shall promptly deliver a written notice to such effect to each Holder whose Registrable Securities are included in such Registration Statement or Demand Registration Statement, and each such Holder shall immediately upon receipt of such notice discontinue its disposition of Registrable Securities pursuant to such Registration Statement or Demand Registration Statement until its receipt of the copies of the supplemented or amended prospectus contemplated by the immediately following sentence and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus or prospectus supplement relating to such Registrable Securities current at the time of receipt of such notice. As promptly as practicable following the event or discovery referred to in clause (i) of the immediately preceding sentence, the Company shall prepare and furnish to the Holders whose Registrable Securities are included in such Registration Statement or Demand Registration Statement a reasonable number of copies of an amendment or supplement of such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this Section 6 if the filing or maintenance of any Registration Statement or Demand Registration Statement would require the Company to make a disclosure that would, in the reasonable judgment of the Company's Board of Directors, have a material adverse effect on the business, operations, properties, prospects or financial condition of the Company or on pending or imminent transactions, the Company shall have the right, exercisable for a period not to exceed in the aggregate 45 consecutive calendar days in any period of twelve consecutive months (the "Blackout Period") upon written notice to the Holders, to delay the filing of any Registration Statement or Demand Registration Statement or of any amendment thereto, to suspend its obligation to maintain the effectiveness of any Registration Statement or Demand Registration Statement and to suspend the use of any prospectus or prospectus supplement in connection with any Registration Statement or Demand Registration Statement. Each Holder agrees that upon receipt of any such notice from the Company, it shall immediately cease all efforts to dispose of Registrable Securities pursuant to such Registration Statement or Demand Registration Statement until such time as the Company shall notify it of the end of such restrictions or, if earlier, the expiration of the Blackout Period.

         7. (a) Whenever pursuant to Section 6 a Registration Statement or Demand Registration Statement relating to any Shares issued upon exercise of the Placement Agent's Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such Registration

Statement or Demand Registration Statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or Demand Registration Statement as declared effective or any final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Distributing Holder or such controlling person or underwriter for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof and provided further, that the indemnity agreement provided in this Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of any Distributing Holder, controlling person of such Distributing Holder, underwriter or controlling person of such underwriter from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact, received such preliminary prospectus, if a copy of the prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the rules and regulations of the Commission thereunder.

                 (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement or Demand Registration Statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                 (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for indemnity or contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party, and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party satisfactory to the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                 (d) The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                 (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five (45) days after invoice to the indemnifying party.

                 (f) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or 7(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and the Distributing Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the "control" stockholders on the one hand or the Distributing Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Distributing Holder agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(f): (i) each Distributing Holder shall not be required to contribute any amount in excess of the amount of proceeds received by such Holder from sale(s) of such Holder's Shares pursuant to the Registration Statement or Demand Registration Statement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                 (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) enter into any transaction whereby the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares (or other securities for which such Shares have previously been exchanged or converted) subject to this Placement Agent's Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Placement Agent's Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Placement Agent's Warrant had been exercised by such Holder immediately prior to such date, the Holder would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price hereof immediately prior to such event was $9.80 per Share and the number of Shares issuable upon exercise of this Placement Agent's Warrant was 6,000, the adjusted Exercise Price immediately after such event would be $4.90 per Share and the adjusted number of Shares issuable upon exercise of this Placement Agent's Warrant would be 12,000. Such adjustment shall be made successively whenever any event listed above shall occur.

                 (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price per share of Common Stock basis as determined pursuant to Section 8(e) on such record date, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the same by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the current market price per share of Common Stock on such record date, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of

Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. This
Section 8(b) shall not apply to the occurrence of a "Distribution Date" under the Rights Agreement.

                  (c) In case the Company shall hereafter distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in
Section 8(a) above) or subscription rights or warrants (excluding those referred to in Section 8(b) above), then in each such case the Exercise Price shall be adjusted by multiplying the same, by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the current market price per share of Common Stock (as defined in Section 8(e) below), less the fair market value (as determined by the Company's Board of Directors) of said assets, or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution and to the extent that any subscription rights or warrants are not exercised before the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of rights or warrants actually exercised. This Section 8(c) shall not apply to the occurrence of a "Distribution Date" under the Rights Agreement.

                  (d) Whenever the Exercise Price payable upon exercise of the Placement Agent's Warrant is adjusted pursuant to Sections (a), (b) or (c) above, the number of Shares purchasable upon exercise of this Placement Agent's Warrant shall simultaneously be adjusted by multiplying the number of Shares issuable upon exercise of this Placement Agent's Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

                  (e) For the purpose of any computation under Subsection (c) above, the current market price per share of Common Stock at any date shall be deemed to be the closing price on the Trading Day immediately preceding the date as of which the current market price is being determined, provided that if the Common Stock is not then listed on any market or exchange, then the current market price shall be the average of the closing bid prices for the Common Stock on the OTC Bulletin Board, or, if such is not available, the Pink Sheets LLC (formerly the National Quotation Bureau), or otherwise the average of the closing bid prices for the Common Stock quoted by two market-makers of the Common Stock, or otherwise such Market Price shall be the fair market value of one share of Common Stock as reasonably determined in good faith by the Corporation and the Holders. "Trading Day" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded (the "Principal Market") as reported by Bloomberg Financial Markets ("Bloomberg's") is open for trading. "Closing price" shall mean the last sale price for the Common Stock on the Principal Market on any particular Trading Day.

                  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which may by reason of this Section 8(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of the Common Stock or securities convertible into Common Stock.

                  (g) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of the Placement Agent's Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this
Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (h) In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 8, the Holder of the Placement Agent's Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of the Placement Agent's Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 8(a) to (f), inclusive, above.

         9. This Agreement shall be governed by and in accordance with the laws of the State of Delaware without regard to conflicts of laws principles thereof.

         10. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time prior to the Expiration Date, then as a condition of such consolidation, merger or sale or conveyance, the Company shall give written notice of consolidation, merger, sale or conveyance to the Holder and, from and after the effective date of such consolidation, merger, sale or conveyance the Placement Agent's Warrant shall represent only the right to receive the consideration that would have been issuable in respect of the Shares underlying the Placement Agent's Warrant in such consolidation, merger, sale or conveyance had the Placement Agent's Warrant been exercised in full immediately prior to such effective time and the Holder shall have no further rights under this Placement Agent's Warrant other than the right to receive such consideration.

         [The remainder of this page has been intentionally left blank.]

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Placement Agent's Warrant to be signed by its duly authorized officers under its corporate seal, and this Placement Agent's Warrant to be dated April 9, 2002.

                                        BIOPURE CORPORATION


                                        By: ________________________________

                                           __________________________
                                           Chief Financial Officer

Attest:

________________________________

_____________________
Secretary

                                  PURCHASE FORM

                  (To be signed only upon exercise of Warrant)



         The undersigned, the holder of the foregoing Placement Agent's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______________ Shares of Common Stock, $0.01 par value per share (the "Shares"), of BIOPURE CORPORATION and either tenders herewith payment of the aggregate Exercise Price in respect of the Shares in full, in the amount of $_________; or

           elects pursuant to Section 2(b) of such Warrant to convert such Warrant into Common Stock on a cashless exercise basis; and

requests that the certificates for the Shares issued in the name(s) of, and delivered to _________________, whose address(es) is (are):






Dated:  _______________, ____


                                       By:________________________________

                                       ___________________________________

                                       ___________________________________
                                       Address

                                  TRANSFER FORM

         (To be signed only upon transfer of Placement Agent's Warrant)



         For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase Shares represented by the foregoing Placement Agent's Warrant to the extent of __________ Shares, and appoints _________________________ attorney to transfer such rights on the books of Biopure Corporation, with full power of substitution in the premises. The undersigned believes that each transferee is a permitted transferee under Section 3 of the Placement Agent's Warrant.




Dated:  _______________, ____


                                          By:________________________________

                                          ___________________________________

                                          ___________________________________
                                          Address



In the presence of:


_____________________________